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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 12, 2004

                                   MAXXAM INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

          5847 SAN FELIPE, SUITE 2600                      77057
                HOUSTON, TEXAS                          (Zip Code)
   (Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (713) 975-7600

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

   Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on November 12, 2004, regarding its 2004 third quarter and nine-month results.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MAXXAM INC.
                                                    (Registrant)

Date: November 18, 2004            By:     /S/    BERNARD L. BIRKEL
                                       -----------------------------------------------
                                                  Bernard L. Birkel
                                        Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1: Earnings Release issued on November 12, 2004